SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) Of The
Securities Exchange Act Of 1934

Date of report (Date of earliest event reported): January 14, 2004

APOLLO GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Arizona	0-25232	86-0419443

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4615 East Elwood Street, Phoenix, Arizona	85040

(Address of Principal Executive Offices)	(Zip Code)

(480) 966-5394

(Registrant’s telephone number, including area code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 4. Change in Registrant’s Certifying Accountant.

     On January 14, 2004, Apollo Group, Inc. (“Apollo” or the “Company”) dismissed PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as its independent auditor. PricewaterhouseCoopers will complete audit services related to the stand-alone audits of The University of Phoenix, Inc., Western International University, The University of Phoenix, Inc. Puerto Rico Campus, and The College for Financial Planning, Inc. for the year ended August 31, 2003, as well as Compliance Attestation Examinations of Title IV Student Financial Assistance Programs for The University of Phoenix, Inc., Institute for Professional Development, Inc., and Western International University for the year ended August 31, 2003. The Company anticipates that these audit services will be completed by February 27, 2004, at which time PricewaterhouseCoopers will no longer be engaged to perform any audit services for Apollo. Apollo’s Audit Committee of the Board of Directors approved these actions.

     The audit reports of PricewaterhouseCoopers on the consolidated financial statements of Apollo for the fiscal years ended August 31, 2003 and August 31, 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the two most recent fiscal years ended August 31, 2003 and August 31, 2002, and through January 14, 2004, there were no disagreements between the Company and PricewaterhouseCoopers, as defined in Item 304 of Regulation S-K, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to PricewaterhouseCoopers’ satisfaction, would have caused PricewaterhouseCoopers to make reference to the subject matter of such disagreement in connection with its reports, and for the same period there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     On January 14, 2004, Apollo’s Audit Committee of the Board of Directors appointed Deloitte & Touche LLP (“Deloitte”) as its new independent auditor to audit the consolidated financial statements of the Company for the fiscal year ended August 31, 2004.

     During Apollo’s two most recent fiscal years ended August 31, 2003 and August 31, 2002, and the subsequent interim periods through the date of this report, neither the Company nor anyone on its behalf consulted with Deloitte regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

     The Company has provided PricewaterhouseCoopers with a copy of the foregoing statements. Attached as Exhibit 16 is a copy of PricewaterhouseCoopers’ letter addressed to the Securities and Exchange Commission dated January 21, 2004, stating its agreement with such statements.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits:

16	Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated January 21, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 21, 2004	APOLLO GROUP, INC.

By: /s/ Kenda B. Gonzales

Kenda B. Gonzales Chief Financial Officer, Secretary, and Treasurer
By: /s/ Daniel E. Bachus

Daniel E. Bachus Chief Accounting Officer and Controller
By: /s/ Todd S. Nelson

Todd S. Nelson President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16	Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated January 21, 2004